UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 17, 2024

Velo3D, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39757	98-1556965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2710 Lakeview Court,
Fremont,	California	94538
(Address of principal executive offices)		(Zip Code)
(408) 610-3915
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	VLD	New York Stock Exchange
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	VLD WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On and effective as of June 14, 2024, Velo3D, Inc. (the “Company”) formally appointed Bradley Kreger, a Class III Director of the Company and the Company’s Interim Chief Executive Officer, as the Company’s Chief Executive Officer. In this capacity, Mr. Kreger will continue to serve as the Company’s principal executive officer.

Mr. Kreger, age 48, has served as the Company’s Interim Chief Executive Officer and principal executive officer since December 2023 and as a Class III Director of the Company since January 2024. Prior to serving as the Company’s Interim Chief Executive Officer, Mr. Kreger served as the Company’s Executive Vice President of Operations from December 2022 to December 2023. Prior to joining the Company, he served as Senior Vice President, Global Operations at Fluidigm Corporation (now known as Standard BioTools Inc.), a manufacturing company for biological research equipment, from April 2018 to October 2022; as Senior Director, Operations, Clinical Sequencing Division at Thermo Fisher Scientific, a supplier of laboratory and scientific products and services, from December 2016 to March 2018; and as Vice President, Reagent Manufacturing at Affymetrix Incorporated, a manufacturing company for biological research equipment, from October 2013 to December 2016. Mr. Kreger holds a B.S. in Biotechnology and Business from Charter Oak State College and an M.S. in Management and Leadership and an M.B.A. from Western Governors University.

There are no arrangements or understandings between Mr. Kreger and any other person pursuant to which he was appointed as the Company’s Chief Executive Officer, there are no family relationships between Mr. Kreger and any director or executive officer of the Company, and Mr. Kreger does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On June 17, 2024, the Company issued a press release announcing the appointment of Mr. Kreger as the Company’s Chief Executive Officer, a copy of which is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statement and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued June 17, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Velo3D, Inc.

Date:	June 17, 2024	By:	/s/ Bradley Kreger
		Name:	Bradley Kreger
		Title:	Chief Executive Officer